Exhibit 99.1

TODCO Monthly Rig Status Report as of April 1, 2005

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Cold Stacked 05/03
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp	Operating	Boss Exploration	term	Low $20s	43	05/14/05
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TDr	Operating	Badger Oil Corporation	one well	Mid $20s	14	04/15/05
				Drilling Partners	one well	Mid $20s	30	05/15/05
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Low $20s	22	04/23/05
7	Rig 17	Posted - 3000 hp, TD	Operating	ExxonMobil	one well	Mid $30s	90	06/30/05
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	High $10s	27	04/28/05
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoran Exploration	one well	Low $30s	72	06/12/05
13	Rig 28	Conv - 3000 hp	Cold Stacked 05/03
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	one well	Mid $20s	29	04/30/05
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	PPI Technology Services, L.P.	one well	Mid $20s	19	04/20/05
19	Rig 46	Posted - 3000 hp, TD	Operating	Helis Oil & Gas Company	one well	Mid $20s	39	05/10/05
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Petro-Hunt L.L.C.	one well	High $20s	83	06/23/05
22	Rig 49	Posted - 3000 hp	Cold Stacked 05/03
23	Rig 52	Posted - 2000 hp, TD	Operating	Reef Exploration, Inc.	one well	High $20s	17	04/18/05
24	Rig 55	Posted - 3000 hp, TD	Operating	Energy Partners Limited	one well	Mid $20s	44	05/15/05
25	Rig 57	Posted - 2000 hp	Operating	Manti Operating Company	three wells	Low $20s	22	04/23/05
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 62	Posted - 3000 hp	Cold Stacked 06/03
28	Rig 64	Posted - 3000 hp, TD	Operating	BP	two wells	High $20s	80	06/20/05
						Average	45 days

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

1	THE 75	Submersible, TD	Operating	Millennium Offshore	one well	High $30s	9	04/10/05
				ADTI	one well	Mid $40s	30	05/10/05
2	THE 77	Submersible	Cold Stacked 01/99
3	THE 78	Submersible	Cold Stacked 07/01
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	one well	Low $40s	1	04/02/05
					two wells	Mid $40s	124	08/04/05
5	THE 152	150’ - MC, TD	Operating	Spinnaker Exploration	two wells	Mid $40s	31	05/02/05
6	THE 153	150’ - MC	Cold Stacked 07/01
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 156	150’ - ILC, TD	Operating	Marlin Energy Offshore, LLC	two wells	Mid $40s	33	05/04/05
9	THE 185	120’ - ILC, TD	Cold Stacked 09/99
10	THE 191	160’ - MS	Cold Stacked 08/01
11	THE 200	200’ - MC, TD	Operating	El Paso Production Co.	two wells	Mid $40s	57	05/28/05
12	THE 201	200’ - MC, TD	Operating	Manti Operating Company	one well	Mid $40s	14	04/15/05
13	THE 202	200’ - MC, TD	Operating	ADTI	one well	Low $40s	21	04/22/05
14	THE 203	200’ - MC, TD	Operating	Gryphon Exploration Co.	one well	Mid $40s	11	04/12/05
			Shipyard					05/12/05	Scheduled Maintenance
15	THE 204	200’ - MC, TD	Operating	ADTI	one well	High $40s	17	04/18/05
16	THE 207	200’ - MC, TD	Operating	ATP O&G	one well	Mid $40s	6	04/07/05
				Gryphon Exploration Co.	one well	Mid $40s	30	05/07/05
17	THE 250	250’ - MS, TDr	Operating	ADTI	one well	Mid $40s	4	04/05/05
				Arena Offshore LLC	term	Mid $40s	27	05/02/05
18	THE 251	250’ - MS, TD	Operating	Explore Enterprises	one well	Mid $40s	6	04/07/05
19	THE 252	250’ - MS	Cold Stacked 11/01
20	THE 253	250’ - MS, TDr	Operating	Tana Exploration Company	one well	Mid $40s	15	04/16/05
21	THE 254	250’ - MS	Cold Stacked 07/01
22	THE 255	250’ - MS	Cold Stacked 07/01
23	THE 256	250’ - MS	Cold Stacked 03/99
						Average	34 days

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Operating	PEMEX	term	High $30s	586	11/08/06
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Low $40s	199	10/17/05
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	1,185	06/29/08
						Average	657 days

Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Mid $20s	382	04/18/06
2	THE 208	200’ - MC	Cold Stacked 03/02
						Average	382 days
Venezuela
1	Rig #26	750 hp	Stacked
2	Rig #27	900 hp	Stacked
3	Cliffs #36	2000 hp	Stacked
4	Cliffs #37	2000 hp	Stacked
5	Cliffs #40	2000 hp, TDr	Operating	PDVSA	term	Low $20s	204	10/22/05
6	Cliffs #42	2000 hp, TDr	Operating	PDVSA	term	Low $20s	183	10/01/05
7	Cliffs #43	2000 hp	Stacked
8	Cliffs #54	3000 hp, TD	Operzating	PDVSA	term	Low $20s	68	06/08/05
9	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Low $20s	122	08/01/05
						Average	1447 days

(1)

Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service.  Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 15, 2005 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.